UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2005

Hanmi Financial Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard	90010
Los Angeles California
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not applicable
(Former name of former address, if changed since last report)

Item 8.01. Other Events
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1

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     Check the appreciate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

     On January 19, 2005, the board of directors of Hanmi Financial Corporation (the “Company”) approved a 100% stock dividend, which will be payable on February 15, 2005 to stockholders of record at the close of business on January 31, 2005. Stockholders will receive one additional share of the Company’s common stock for each share owned.

     A copy of the press release regarding the stock dividend is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2005	Hanmi Financial Corporation
	By:	/s/ Sung Won Sohn
Sung Won Sohn
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated January 20, 2005, issued by Hanmi Financial Corporation